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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934






                         Date of Report: April 14, 2003


                         UNIVERSAL FOREST PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)




         MICHIGAN                    0-22684                      38-1465835
(State or other jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)




          2801 EAST BELTLINE, NE
          GRAND RAPIDS, MICHIGAN                          49525
  (Address of principal executive offices)             (Zip Code)




                                 (616) 364-6161
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)


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Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits

           (c)    Exhibits

                  99(a)    Press Release dated April 14, 2003.


Item 9.    Regulation FD Disclosure

           On April 14, 2003, the Registrant issued a press release announcing its financial results for the first quarter ended March 29, 2003. A copy of the Registrant's press release is attached as Exhibit 99(a) to this Current Report.

           Information for Item 12 is being provided under Item 9 of this Form 8-K.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  UNIVERSAL FOREST PRODUCTS, INC.
                                             (Registrant)
Dated:  April 14, 2003

                                  By: /s/ Michael R. Cole
                                      -----------------------------------------
                                      Michael R. Cole, Chief Financial Officer
                                      and Treasurer






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                                  EXHIBIT INDEX



Exhibit Number             Document
--------------             --------

    99(a)                  Press Release dated April 14, 2003.







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